EQUITY REGISTRATION RIGHTS AGREEMENT


                          dated as of February 26, 1999


                                      among


                              ARIS INDUSTRIES, INC.


                                       and


              THE HOLDERS OF REGISTRABLE SHARES REFERRED TO HEREIN

                      EQUITY REGISTRATION RIGHTS AGREEMENT

     Equity Registration Rights Agreement (this "Agreement") dated as of February 26, 1999, among ARIS INDUSTRIES, INC., a New York corporation (such corporation together with its direct or indirect successors, the "Company"), THE SIMON GROUP, L.L.C., a New York limited liability company ("Simon"), APOLLO ARIS PARTNERS, L.P., a Delaware limited partnership ("AAP"), AIF-II, L.P., a Delaware limited partnership ("AIF" and together with AAP, "Apollo") and CHARLES S. RAMAT ("Ramat").

     WHEREAS, AAP beneficially owns 5,804,820 shares of the Common Stock of the Company, par value $.01 per share (the "Common Stock").

     WHEREAS, pursuant to the terms and conditions of that certain Securities Purchase Agreement dated as of February 26, 1999 (the "Purchase Agreement"), by and among the Company, Simon and Apollo, the Company on the date hereof has, among other things, (i) issued to Simon 2,093,790 shares of the Series A Preferred Stock of the Company, par value $.01 per share (the "Series A Preferred Stock"), and 24,107,145 shares of Common Stock and (ii) issued to AIF 512,113 shares of Series A Preferred Stock and 5,892,856 shares of Common Stock;

     WHEREAS, by their terms each share of Series A Preferred Stock is mandatorily convertible into shares of Common Stock immediately upon the filing of a Certificate of Amendment to the Certificate of Incorporation of the Company with the Secretary of State of New York (and the acceptance thereof by the Secretary of State of New York) which increases the number of authorized shares of Common Stock to 100,000,000 shares, without any cost, fee or expense by the holder thereof;

     WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition precedent to the closing under the Purchase Agreement; and

     WHEREAS, as of the closing under the Purchase Agreement each of the Holders of Registrable Shares owns shares of Common Stock and/or shares of Series A Preferred Stock in the respective amounts indicated on Schedule 1 hereto.

     NOW THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the sufficiency and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1. Definitions and Usage.

       As used in this Agreement:

       1.1. Definitions.

     Affiliate. "Affiliate" (i) shall mean, as to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (ii) as to Apollo, shall also mean Apollo Advisors, L.P. (a limited partnership, the general partner of which is Apollo Capital Management, Inc.) or any investment fund, investment account or investment entity whose investing manager, investment advisor or general partner, or any principal thereof is Apollo Advisors, L.P. or an Affiliate of any such Person or Apollo Advisors, L.P. and any Person that owns any securities of or other equity interest in any of the foregoing; and (iii) with respect to any such specified Person that is an individual, shall also mean each Family Group Member of such individual. For the purposes of this definition, "control", when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Code. "Code" shall mean the Internal Revenue Code of 1986.

     Commission. "Commission" shall mean the Securities and Exchange Commission.

     Common Stock. "Common Stock" shall mean (i) the common stock, par value $.01 per share, of the Company and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock splitup, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

     Continuously Effective. "Continuously Effective", with respect to a registration statement under the Securities Act, shall mean that it shall not cease to be effective and available for sales of Registrable Shares thereunder for longer than either (i) any fifteen consecutive days, or (ii) an aggregate of 30 days during the period specified in the relevant provision of this Agreement.

     Demand Registration. "Demand Registration" shall have the meaning set forth in Section 2.1(i).

     Demand Registration Period. "Demand Registration Period" shall have the meaning set forth in Section 2.2.

     Demanding Holders.  "Demanding Holders" shall have the meaning set forth in
Section 2.1(i).


     Eligible Holders of Registrable Shares. "Eligible Holders of Registrable Shares" shall have the meaning set forth in Section 2.4(i).

     Employee Benefit Shares. "Employee Benefit Shares" shall mean shares of Common Stock issued or issuable to an individual upon exercise of such Person's rights under a stock option or purchase right granted pursuant to a stock incentive, stock option, stock bonus, stock purchase or other employee benefit plan of the Company.

     Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor act or statute regulating the transactions contemplated hereby that were formerly regulated under the Exchange Act that may be enacted after the date hereof.

     Family Group Member. "Family Group Member" shall mean (i) a relative that is the spouse, parent, grandparent, brother, sister or descendant (whether natural or adopted) and the respective spouses and descendants of the foregoing,
(ii) any trust for the sole benefit of any Person or Persons referred to in clause (i) above, or (iii) the estate of any Person referred to in clause (i) above.

     Holder of Registrable Shares. "Holder of Registrable Shares" shall mean Simon, Apollo, Ramat and Ramat's Family Group Members and the Permitted Transferees of any such Person's Registrable Shares.

     Inspectors. "Inspectors" shall have the meaning set forth in Section 4.8.

     Permitted Transferee. "Permitted Transferee" shall mean, as to a Holder of Registrable Shares (i) an Affiliate of such Person or (ii) any transferee of such Person if such Affiliate or Transferee shall have executed and delivered a properly completed agreement substantially in the form of Exhibit A hereto.

     Person. "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     Register, Registered and Registration. "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

     Registered Shares. "Registered Shares" shall mean, with respect to a specified Demand Registration statement on a specified determination date, the Registrable Shares registered for Transfer under such Demand Registration statement and owned by Holders of Registrable Shares on such date.

     Registrable Shares. "Registrable Shares" shall mean, subject to Section 9 and Section 11.3: (i) the shares of Common Stock owned by a Holder of Registrable Shares on the date hereof, (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such shares of Common Stock, and (iii) shares of Common Stock acquired during the term of this Agreement by a Holder of Registrable Shares, including, without limitation, in all cases, any Employee Benefit Shares.

     Registrable Shares then outstanding. "Registrable Shares then outstanding" shall mean, with respect to a specified determination date, Registrable Shares owned by Holders of Registrable Shares on such date.

     Registration Expenses. "Registration Expenses" shall have the meaning set forth in Section 6.1(i).

     Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor act or statute regulating the transactions contemplated hereby that were formerly regulated under the Securities Act that may be enacted after the date hereof.

     Selling Holders of Registrable Shares. "Selling Holders of Registrable Shares" shall mean Holders of Registrable Shares whose Registrable Shares are included in a registration statement pursuant to this Agreement.

     Shelf Registration. "Shelf Registration" shall have the meaning set forth in Section 2.1(i).

     Simon-Affiliated Holders. "Simon-Affiliated Holders" shall mean Simon and any Simon Entity that is a party to this Agreement.

     Simon Designee. "Simon Designee" shall mean Arnold Simon until the death or disability of Arnold Simon and, after any such event, the successor Simon Designee shall be the managing member of Simon, or such other Person as may be designated by Simon hereafter until such individual's death or disability and after any such event, the Simon Designee shall be the Person that Simon shall designate from time to time in a written notice delivered to the Company and each Holder of Registrable Shares; provided, however, that any such Person shall have executed and delivered an appropriately completed agreement substantially in the form of Exhibit A hereto.

     Transfer. "Transfer" shall mean and include the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of beneficial ownership of (other than pledging, hypothecating or otherwise transferring as security) and correlative words shall have correlative meanings; provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

     Violation. "Violation" shall have the meaning set forth in Section 8.1.

     1.2. Usage.

     (i) References to a Person are also references to such Person's assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

     (ii) References to Registrable Shares "owned" by a Holder of Registrable Shares shall include Registrable Shares beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder of Registrable Shares in a fiduciary capacity for customers of such Person.

     (iii) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

     (iv) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

     (v) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

     (vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

     (vii) The term "hereof" and similar terms refer to this Agreement as a whole.

     Section  2.  Demand  Registration.  At any  time  during  the  term of this
Agreement:

       Section 2.1 Demand Registration Rights.

     (i) If any Holder or Holders of Registrable Shares, other than Ramat and Ramat's Permitted Transferees (a "Non-Ramat Holder"), shall make a written request to the Company (a "Demand Registration Notice"), such Non-Ramat Holder or Holders (the "Demanding Holder(s)"), shall be entitled to have all, or any number in excess of 5,606,268 Registrable Shares, in the case of Apollo and/or its Permitted Transferees, and 15,015,015 Shares, in the case of Simon and its Permitted Transferees, (in each case as adjusted for any stock dividend, distribution, stock-split, recapitalization, recombination or exchange by the Company generally with respect to such shares) of each such Demanding Holder's Registrable Shares included (subject to Section 7(i)) in a registration with the Commission in accordance with the provisions of the Securities Act (a "Demand
Registration"). Any request made pursuant to this Section 2.1(i) shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Shares to be registered, the intended methods of disposition thereof and whether the registration shall be for an offering on a delayed or continuous basis (a "Shelf Registration") pursuant to Rule 415 under the Securities Act.

     (ii) The Company shall be entitled to postpone for up to six months the filing of any registration statement otherwise required to be prepared and filed pursuant to this Section 2, if the Company determines, in its reasonable judgment (with the concurrence of the managing underwriter, if any), that such registration and sale would materially interfere with any material financing or other material transaction involving the Company or any of its subsidiaries and the Company promptly gives the Demanding Holders notice of such determination; provided, however, that the Company shall not have postponed pursuant to this
Section 2.1(ii) the filing of any other registration statement otherwise required to be prepared and filed pursuant to this Section 2 during the 12-month period ended on the date on which the relevant request pursuant to Section 2.1(i) is deemed given pursuant to Section 15.

     (iii)  After  receiving  a request  for a Demand  Registration  pursuant to
Section 2.1(i), the Company shall prepare and file a registration statement with the Commission as promptly as reasonably practicable; provided, however, the Company shall not be required to file a registration statement pursuant to a request for a Demand Registration prior to April 3, 2000. If the Company receives a request for a Demand Registration thirty or more days prior to April 3, 2000, it shall use its commercially reasonable efforts to file a registration statement with respect to such Demand Registration on April 3, 2000. Subject to the proviso to the first sentence of this Section 2.1(iii), the Company shall use its commercially reasonable efforts to have each Demand Registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

     (iv) For all purposes hereunder, Demand Registration Notices received in accordance with Section 15 by the Company within 45 days of each other shall be treated as if such Demand Registration Notices were received simultaneously.

     2.2 Demand Registration Period. Upon the request of a Demanding Holder, the Company shall use its commercially reasonable efforts to keep the relevant registration statement Continuously Effective (i) if a Shelf Registration, for up to six months, and (ii) if an underwritten offering, for up to 90 days or until such earlier date as of which all the Registrable Shares under the Demand Registration statement shall have been sold (a "Demand Registration Period"). Notwithstanding the foregoing, if for any reason the effectiveness or availability for sales of Registrable Shares under the Demand Registration is suspended, or postponed as permitted by Section 2.1(ii), the Demand Registration Period shall be extended by the aggregate number of days of such suspension or postponement.

     2.3. Limit on Demand Registration Rights.

     (i) Apollo and its Permitted Transferees shall be entitled to an aggregate of three (3) Demand Registrations, one of which may be a Shelf Registration; provided that (x) Apollo and its Permitted Transferees shall not be entilted to more than two (2) Demand Registrations prior to the fourth anniversary of the date hereof, and (y) Apollo and its Permitted Transferees shall not be entitled to more than one (1) Demand Registration in any twelve month period.

     (ii) Simon and its Permitted Transferees shall be entitled to an aggregate of three (3) Demand Registrations, one of which may be a Shelf Registration.

     (iii) A Demand Registration will not be deemed to have been effected unless and until it is declared effective by the Commission.

     2.4 Piggy-Back Rights of Eligible Holders of Registrable Shares.

     (i) Subject to Section 7 and Section 2.2, each Holder of Registrable Shares other than a Demanding Holder (the "Eligible Holders of Registrable Shares") shall be entitled to have such Registrable Shares owned by it included in a Demand Registration statement prepared pursuant to Section 2.1.

     (ii) Subject to Sections 7 and 2.2, within seven days following the date on which a Demand Registration Notice request pursuant to Section 2.1 is deemed given pursuant to Section 15, the Company shall deliver to each Eligible Holder of Registrable Shares written notice of such Demand Registration. Upon the written request of any Eligible Holder of Registrable Shares (requesting that all or a portion of its Registrable Shares be included in such Demand Registration Statement) given within seven days following the date on which such notice is deemed given pursuant to Section 15, the Company shall (1) deliver to the Demanding Holders copies of such written requests from such Eligible Holders of Registrable Shares, and (2) cause to be included in such Demand Registration statement and use its commercially reasonable efforts to be registered under the Securities Act (subject to Section 7(i)) all the Registrable Shares that each such Eligible Holder of Registrable Shares shall have requested to be registered.

     (iii) Each Eligible Holder of Registrable Shares shall be entitled to have its Registrable Shares included in an unlimited number of registrations pursuant to this Section 2.4.

     2.5. Selection of Registration Form. A Demand Registration pursuant to this
Section 2 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to each of the Demanding Holders and (ii) permit the disposition of the Registrable Shares in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2.1(i).

     2.6. Selection of Underwriters and Placement Agents. If any Demand Registration involves an underwritten offering (whether on a "firm", "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, each of the Demanding Holders shall have the right to select the investment banker or bankers and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person so selected shall be reasonably acceptable to the Company.

     2.7 Exchange Listing. The Company will use its commercially reasonable efforts to cause its Common Stock to be listed on a nationally recognized securities exchange on or prior to the effective date of the first Demand Registration requested by Apollo and/or its Permitted Transferees.

     Section 3.  Company  Registration.  If the  Company  proposes  to  register
(including for this purpose a registration effected by the Company for shareholders of the Company other than the Holders of Registrable Shares) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-8 or S-4 or equivalent successor form), the Company shall promptly give each Holder of Registrable Shares written notice of such registration. Upon the written request of each Holder of Registrable Shares given within seven (7) days following the date on which such notice is deemed given pursuant to Section 15, the Company shall cause to be included in such registration statement and use its commercially reasonable efforts to be registered under the Securities Act (subject to Section 7(ii)) all of the Registrable Shares that each such Holder of Registrable Shares shall have requested to be registered. Each Holder of Registrable Shares shall be entitled to have its Registrable Shares included in an unlimited number of registrations pursuant to this Section 3.

     Section 4. Obligations of the Company. Whenever required under Section 2 or
Section 3 to effect the registration of any Registrable Shares, the Company shall, as expeditiously as reasonably practicable:

     4.1. Preparation of Registration Statement. Prepare and, subject to the provisions of Section 2.1(iii), file with the Commission a registration statement with respect to such Registrable Shares and use the Company's commercially reasonable efforts to cause such registration statement to become effective as soon as practicable; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to each of the Selling Holders of Registrable Shares copies of all such documents in the form substantially as proposed to be filed with the Commission at least four business days prior to filing for review and comment by such Selling Holders of Registrable Shares and their counsel.

     4.2. Amendments to Registration Statement. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 4.5. Subject to Rule 415 under the Securities Act, if the registration statement is a Shelf Registration, the Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for six months after its effective date, and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall promptly notify each Selling Holder of Registrable Shares, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Holder of Registrable Shares such amended or supplemented prospectus, which each such Holder shall thereafter exclusively use in the Transfer of Registered Shares. Pending such amendment or supplement, and after written notice from the Company, each such Holder shall cease making offers or Transfers of Registered Shares pursuant to the prospectus as it existed prior to such amendment or supplement.

     4.3. Providing Copies of Registration Statement. Furnish to each Selling Holder of Registrable Shares, without charge, such reasonable numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related non-confidential documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Shares owned by such Selling Holder.

     4.4. Blue Sky Filings. Use the Company's commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Selling Holders of Registrable Shares; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

     4.5. Underwriting Agreement. In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including customary indemnification and contribution obligations to the underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of, or agents for, such offering. In order to participate in such underwritten or agented offering, each Selling Holder of Registrable Shares participating in such underwritten or agented offering shall also enter into and perform its obligations under each such agreement. The Company shall also cooperate with the Demanding Holders and the managing underwriter or agent for such offering in the marketing of the
Registered Shares, including making available the Company's officers, accountants, counsel, premises, books and records (subject to reasonable confidentiality provisions) for such purpose.

     4.6. Stop Order; Change in Material Facts. Promptly notify each Selling Holder of Registrable Shares included in such registration statement, (i) of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered) and (ii) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, promptly prepare and file with the Commission, and furnish to the Selling Holders of Registrable Shares, a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.7. Proxy and Similar Statements. Make generally available to the Company's security holders an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

     4.8. Due Diligence Inspection. Make available for inspection by any Selling Holder of Registrable Shares whose Registrable Shares are included in such registration statement, any underwriter participating in such offering and their respective representatives (collectively, the "Inspectors"), all financial and other information as shall be reasonably necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential shall not be disclosed to any Inspector unless such Inspector signs a confidentiality agreement reasonably satisfactory to the Company.

     4.9. Comfort Letters. Use the Company's commercially reasonable efforts to obtain a so-called "cold comfort letter" from its independent public accountants and legal opinions addressed to the Selling Holders of Registrable Shares, in customary form and covering such matters of the type customarily covered by such letters.

     4.10. Transfer Agent. Provide and cause to be maintained a transfer agent for all Registrable Shares covered by such registration statement from and after a date not later than the effective date of such registration statement.

     4.11. Exchange Listing. Use all reasonable efforts to cause the Registrable Shares covered by such registration statement if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering.

     Section 5. Information from Selling Holders of Registrable Shares. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of any Selling Holder of Registrable Shares that such Selling Holder shall furnish to the Company such information regarding such Selling Holder, the number of the Registrable Shares owned by it, the intended method of disposition of such securities and such other information as shall be required under the Securities Act and the rules promulgated thereunder to effect the registration of such Selling Holder's Registrable Shares.

     Section 6. Expenses of Registration; Marketing.

     6.1 Demand Registration. Expenses in connection with registrations pursuant to this Agreement shall be allocated and paid as follows: the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Shares with respect to each Demand Registration for each Selling Holder of Registrable Shares, whether such Selling Holder is a Demanding Holder or the Registrable Shares of such Selling Holder of Registrable Shares are included in a Demand Registration pursuant to Section 2.4, (which right may be assigned to any Permitted Transferee as permitted by Section 9), including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees (up to $50,000) and disbursements of one firm of counsel for the Selling Holders of Registrable Shares (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Shares (which shall be paid on a pro rata basis by the Selling Holders of Registrable Shares based upon the numbers of shares sold).

     6.2 Company Registration. The Company shall bear and pay all Registration Expenses incurred in connection with any registrations pursuant to Section 3 for each Selling Holder of Registrable Shares (which right may be Transferred to any Permitted Transferee as permitted by Section 9), but excluding underwriting discounts and commissions relating to Registrable Shares (which shall be paid on a pro rata basis by the Selling Holders of Registrable Shares based upon the number of shares sold).

     6.3 Failure to Pay Registration Expenses. Any failure of the Company to pay any Registration Expenses as required by this Section 6 shall not relieve the Company of its obligations under this Agreement.

     6.4 Marketing of the Offering. The Company shall, at its sole expense, cooperate in a manner from time to time reasonably requested by the lead underwriter(s) of an underwritten offering to market in a customary manner the proposed offering of the Registrable Shares, including without limitation, meeting with potential investors and developing investor presentations, in all cases, subject to compliance with the Securities Act and the Exchange Act.

     Section 7. Underwriting Requirements. If the total amount of securities, including Registrable Shares, to be included in a registration pursuant to this Agreement exceeds the amount of securities that the managing underwriter or underwriters reasonably believe would materially adversely affect the success of the offering:

     (i) If such registration is pursuant to Section 2, the Company shall be required to include in the registration only that number of Registrable Shares which the managing underwriter or underwriters believe will not materially adversely affect the success of the offering. Each Selling Holder of Registrable Shares shall be required to reduce by the same percentage the number of shares of Common Stock to be registered for sale by it to give effect to the foregoing.

     (ii) If such registration is pursuant to Section 3, the Company shall be entitled to register (1) any number of shares of Common Stock for sale by it in such registration, and (2) only that number of Registrable Shares, if any, that the managing underwriter reasonably believes would not materially adversely affect the success of the offering in which such shares would be included. Each Selling Holder of Registrable Shares shall be required to reduce by the same percentage the number of Registrable Shares to be registered for sale by it to give effect to the foregoing.

     Section 8. Indemnification; Contribution. If any Registrable Shares are included in a registration statement under this Agreement:

     8.1 Indemnification by the Company. The Company shall indemnify and hold harmless each Selling Holder of Registrable Shares, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act or the Exchange Act, and each officer, director, partner, and employee of such Selling Holder, against all losses, claims, damages, liabilities and expenses, including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

     (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

     (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

     (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party with respect to itself expressly for inclusion in the registration statement relating to such registration.

     8.2 Indemnification by the Selling Holders of Registrable Shares. To the extent permitted by applicable law, each Selling Holder of Registrable Shares shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder of Registrable Shares, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder of Registrable Securities, against all losses, claims, damages, liabilities and expenses, including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder of Registrable Shares with respect to itself expressly for inclusion in the registration statement relating to such registration; provided, however, that (x) the indemnification required by this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Shares, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 8.2 exceed the gross proceeds received by such Selling Holder of Registrable Shares from the applicable offering covered by such registration statement.

     8.3 Notification; Legal Representation. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 8, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, shall relieve such indemnifying party of liability to the indemnified party under this Section 8 to the extent that such failure is prejudicial to the indemnifying party's ability to defend such action, but shall not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 8.

     8.4 Contribution in Lieu of Indemnification. If the indemnification required by this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 8:

     (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8.1 and Section 8.2, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.


     (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 8.4(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     8.5. Fullest Extent. If indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 9 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 8.4.

     8.6. Continuing Obligations. The obligations of the Company and the Selling Holders of Registrable Shares under this Section 8 shall survive the completion of any offering of Registrable Shares pursuant to a registration statement under this Agreement, and otherwise.

     Section 9. Transfer of Registration Rights. The rights (or any portion thereof) of a Holder of Registrable Shares with respect to Registrable Shares pursuant to this Agreement may be Transferred by such Holder of Registrable Shares to any of its Permitted Transferees in connection with the Transfer of Registrable Shares to any such Person, if (x) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit A hereto, and (y) the Transferor shall have delivered to the Secretary of the Company and the Simon Designee, no later than 15 days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, the name and address of the Transferee, and the number of Registrable Shares which shall have been so Transferred. The Transferee of the rights of a Holder of Registrable Shares shall have no greater demand or piggyback registration rights than the Holder of Registrable Shares who Transferred such rights has at the time of such Transfer.

     Section 10. Restrictions on Public Sale by Holders of Registrable Shares. Each Holder of Registrable Shares entitled pursuant to this Agreement to have Registrable Shares included in a registration statement prepared pursuant to this Agreement, if so requested by the managing underwriter or underwriters in an underwritten offering or agent for an agented offering of any Registrable Shares, shall not effect any public sale or distribution of shares of Common Stock (including Employee Benefit Shares) or any securities convertible into or exchangeable or exercisable for shares of Common Stock (including rights, warrants and options to acquire Employee Benefit Shares) including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the ten business day period prior to, and during the 90-day period beginning on the date such registration statement is declared effective under the Securities Act by the Commission, provided that such Selling Holder of Registrable Shares shall be timely notified of such effective date in writing by the Company or such managing underwriter or underwriters or agent. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Shares of each Selling Holder of Registrable Shares until the end of such period.

     Section 11. Covenants of the Company. The Company hereby agrees and covenants as follows:

     11.1 Current Public Information. The Company shall file on a timely basis all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Shares, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders of Registrable Shares to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

     11.2. Restrictions on Public Sale by the Company. The Company shall not, and shall cause its majority owned subsidiaries not to, effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock (including rights, warrants and options to acquire shares of Common Stock, other than options to acquire Employee Benefit Shares), during the ten business days prior to, and during the 90-day period beginning on, the commencement of a public distribution of the Registrable Shares pursuant to any registration statement prepared pursuant to this Agreement. Any agreement entered into after the date of this Agreement pursuant to which the Company or any of its majority owned subsidiaries issues or agrees to issue any privately placed securities similar to any issue of the Registrable Shares (other than (x) Employee Benefit Shares and (y) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its majority owned Subsidiaries is a party) shall contain a provision whereby holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first sentence of this Section 11.2, in each case including a sale pursuant to Rule 144 under the Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

     11.3. Merger, Consolidations, Reorganizations and Transfers of Assets. The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) Transfer or agree to Transfer all or substantially all the Company's assets unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the Transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to include the securities which the Holders of Registrable Shares would be entitled to receive in exchange for Registrable Shares pursuant to any such merger, consolidation or reorganization.

     11.4. No Additional Registration Rights. Except with the consent of Apollo and its Permitted Transferees, the Company shall not grant to any other Person registration rights with respect to securities of the Company (other than Employee Benefit Shares) that would entitle the holder thereof to cause the Company to attempt to effect a registration with respect to such securities during the term of this Agreement unless (i) the agreement governing such subsequent registration rights entitles the Holders of Registrable Shares to have their Registrable Shares included in all registrations pursuant to such agreement, which registrations shall be deemed to be Company registrations pursuant to Section 3, except that the provisions of Section 7(i) shall be applied in lieu of the provisions of Section 7(ii), and (ii) if such subsequent registration rights agreement shall entitle the holders of registration rights thereunder to have securities subject thereto included in a Demand Registration pursuant to Section 2.1, such holders shall be deemed Eligible Holders of Registrable Shares for purposes of such registrations except that the provisions of Section 7.(ii) shall apply to such Persons in lieu of the provisions of
Section 7(i).

     Section 12. Provisions Affecting Certain Existing Holders of Registration Rights.

     (a) Pursuant to Section 12.4 of the Equity Registration Rights Agreement, dated June 30, 1993, between the Company and the holders of registrable shares referred to therein (the "1993 Registration Rights Agreement"), the "Holders of Registrable Shares" as defined in the 1993 Registration Rights Agreement shall be entitled to have their Registrable Shares (as defined therein) included in all registrations pursuant to this Agreement in which the Holders of Registrable Shares under this Agreement are entitled to be included pursuant to Section 2.4 and Section 3 of this Agreement, on a pro-rata basis, with the Holders of Registrable Shares under this Agreement and the holders of shares having similar inclusion rights pursuant to Section 12(b), below, and subject to all terms and conditions of this Agreement, including without limitation, all obligations, adjustments, allocations and limitations provided for herein.

     (b) Pursuant to Section 10 of the Shareholders Agreement, dated July 15, 1997, between the Company, Davco Industries, Inc., Steven Arnold and Christopher Healy (the "Davco Shareholders Agreement"), the holders of "Eligible Shares" as defined in the Davco Shareholders Agreement shall be entitled to have such Eligible Shares included in all registrations pursuant to this Agreement in which the Holders of Registrable Shares under this Agreement are entitled to be included pursuant to Section 2.4 and Section 3 of this Agreement, on a pro-rata basis, with the Holders of Registrable Shares under this Agreement and the holders of shares having similar inclusion rights pursuant to Section 12(a) above, and subject to all terms and conditions of this Agreement, including without limitation, all obligations, adjustments, allocations and limitations provided for herein.

     Section 13. Amendment; Waiver; Further Assurances.

          (i) This Agreement may not be amended except by a written instrument signed by the Company and each Holder of Registrable Shares at the time of such amendment (provided that the signature of any such Holder of Registrable Shares shall not be required if at the time of any such amendment such Person does not own shares of Common Stock and/or Series A Preferred Stock subject to the terms of this Agreement, and further provided, Ramat's signature shall not be required, unless such amendment adversely affects the rights and benefits of Ramat under this Agreement).

          (ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

          (iii) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

     Section 14. Assignment; No Third Party Beneficiaries. This Agreement and all the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Simon, Apollo and Ramat (provided that the consent of any such Person shall not be required if at the time of any such assignment such Person does not own shares of Common Stock and/or Series A Preferred Stock subject to the terms of this Agreement).

     Section 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

     Section 16. Notices. All notices given pursuant to this Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested) or nationally recognized overnight air courier guaranteeing next business day delivery to the relevant address specified on Schedule 1 to this Agreement or the relevant agreement in the form of Exhibit A whereby such party became bound by the provisions of this Agreement. Except as otherwise provided in this Agreement, each such notice shall be deemed given: at the time delivered, if personally delivered; or if mailed, three days after being mailed by certified or registered mail, postage prepaid, return receipt requested; and the next business day after timely delivery to the courier, if sent by nationally recognized overnight air courier guaranteeing next business day delivery.

     Section 17. Entire Agreement. This Agreement together with the Securities Purchase Agreement dated as of the date hereof between the Company and the parties named therein and the other agreements referred to herein and therein supersede all prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

     Section  18.  Injunctive   Relief.   Each  of  the  parties  hereto  hereby
acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party will be irreparably harmed (which harm is acknowledged to be not readily measurable in damages) and that there will be no adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party shall have the right to obtain injunctive relief in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof without the requirement of posting any bond or security or proving any special damages. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

     Section 19. Term of Agreement. This Agreement may be terminated at any time by a written instrument signed by Simon, Apollo and Ramat. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate in its entirety on (i) the ten-year anniversary of this Agreement, or
(ii) such date as there shall be no Registrable Shares outstanding, provided that any shares of Common Stock previously subject to this Agreement shall not be Registrable Shares following the sale of any such shares in an offering registered pursuant to this Agreement.

     Section 20. Section Headings. Section headings are for convenience of reference only and shall not affect the meaning of any provision of this Agreement.

     Section 21. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

     Section 22. Consent to Jurisdiction. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in New York. Each of the undersigned, by execution and delivery of this Agreement, expressly and irrevocably consents and submits to the personal jurisdiction of any of such courts in any such action or proceeding; (ii) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party by hand or by certified mail, delivered or addressed as set forth in
Section 15 of this Agreement; and (iii) waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis.

     Section 23. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                      ARIS INDUSTRIES, INC.


                      By:      ______________________________
                               Name: Charles S. Ramat
                               Title: President and Chief Executive Officer


                      THE SIMON GROUP, L.L.C.


                      By:      ______________________________
                               Name:  Arnold Simon
                               Title: Managing Member

                           APOLLO ARIS PARTNERS, L.P.,


                      By: AIF-II, L.P., its general partner

                               By: Apollo Advisors, L.P.,
                                          its general partner

                               By: Apollo Capital  Management, Inc., its general
                                               partner


                                        By:   _____________________
                                              Name:  Robert A. Katz
                                              Title: Vice President


                      AIF-II, L.P.

                      By:  Apollo Advisors, L.P.,
                           its general partner

                      By:  Apollo Capital  Management, Inc., its general partner


                           By:    _______________________
                                  Name:   Robert A. Katz
                                  Title:  Vice President


                      ______________________________
                      CHARLES S. RAMAT, Individually

                                                                      SCHEDULE 1
                                     to the Equity Registration Rights Agreement

================================================================================
                        Names and Addresses for Notices;
                        Holdings of Subject Shareholders
================================================================================


COMPANY

If to the Company:

Aris Industries, Inc.
475 Fifth Avenue
New York, New York 10017
Attention:  Mr. Charles S. Ramat


Telecopy number:  (212) 685-8281
Confirmation number:  (212) 686-5050

with a copy to:

Herrick, Feinstein, LLP
2 Park Avenue
New York, New York 10016
Attention:  Lawrence M. Levinson, Esq.

Telecopy number:  (212) 889-7577
Confirmation number:  (212) 592-1412


SIMON DESIGNEE

If to the Simon Designee:

Arnold Simon
c/o AS Enterprises
1385 Broadway, Suite 604
New York, New York  10018

Telecopy number:  (212) 642-4265
Confirmation number:  (212) 642-4314
with a copy to:

Shapiro Forman & Allen LLP
380 Madison Avenue
New York, New York  10017

Telecopy number:  (212) 557-1275
Confirmation number:  (212) 972-4900


HOLDERS OF REGISTRABLE SHARES

If to The Simon Group, L.L.C.:

Mr. Arnold Simon
c/o AS Enterprises
1385 Broadway, Suite 604
New York, New York 10018

Telecopy number: (212) 642-4265
Confirmation number: (212) 642-4314

24,107,145 shares of Common Stock
2,093,790 shares of Series A Preferred Stock

with a copy to:

Shapiro Forman & Allen LLP
380 Madison Avenue
New York, New York  10017

Telecopy number:  (212) 557-1275
Confirmation number:  (212) 972-4900

If to Apollo Aris Partners, L.P.
or if to AIF-II, L.P.:

to such Person
c/o Apollo Advisors, L.P.
Two Manhattanville Road
Purchase, New York 10577
Attention: Mr. Robert A. Katz

Telecopy number: (914) 694-8032
Confirmation number: (914) 694-8000

5,804,820 shares of Common Stock owned by Apollo Aris Partners, L.P.

5,892,856 shares of Common Stock owned by AIF-II,  L.P.
512,113 shares of Series A Preferred Stock owned by AIF-II, L.P.

11,013,986 Registrable Shares owned by AIF-II, L.P.

with a copy to:

Herrick, Feinstein, LLP
2 Park Avenue
New York, New York 10016
Attention:  Lawrence M. Levinson, Esq.

Telecopy number:  (212) 889-7577
Confirmation number:  (212) 592-1412

If to Charles S. Ramat:

c/o Aris Industries, Inc.
475 Fifth Avenue
New York, New York 10017

Telecopy number:  (212) 685-8281
Confirmation number:  (212) 686-5050

637,465 shares of Common Stock *

* As of the date hereof, 105,135 additional shares of Common Stock are held by three trusts for the benefit of three children of Charles S. Ramat. David N. Schreiber and Ora Ramat are the co-trustees of such trusts.

with a copy to:

Herrick, Feinstein, LLP
2 Park Avenue
New York, New York 10016
Attention:  Lawrence M. Levinson, Esq.

Telecopy number:  (212) 889-7577
Confirmation number:  (212) 592-1412

                                                                       EXHIBIT A

                                     to the Equity Registration Rights Agreement


                              AGREEMENT TO BE BOUND
                   BY THE EQUITY REGISTRATION RIGHTS AGREEMENT


     The undersigned, being the transferee of ___ shares of the common stock, $.01 par value per share [or describe other capital stock received in exchange for such common stock] (the "Registrable Shares"), of Aris Industries, Inc., a New York corporation (the "Company"), as a condition to the receipt of such Registrable Shares, acknowledges that matters pertaining to the registration of such Registrable Shares is governed by the Equity Registration Rights Agreement dated as of February 26, 1999 initially among the Company and the Holders of Registrable Shares referred to therein (the "Agreement"), and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder of Registrable Shares by the terms of the Agreement, as the same has been or may be amended from time to time pursuant to the terms thereof.


                  Agreed to this _____day of _____________, _____________.

                                            ___________________________________

                                            ___________________________________*

                                            ___________________________________*



                                          * Include address for notices.

                                TABLE OF CONTENTS


                                                                          Page

Section 1.  Definitions and Usage............................................1
         1.1.  Definitions...................................................2
         1.2.  Usage.........................................................5

Section 2.  Demand Registration..............................................5
         2.1.  Demand Registration Rights....................................5
         2.2.  Demand Registration Period....................................6
         2.3.  Limit on Demand Registration Rights...........................7
         2.4.  Piggy-Back Rights of Eligible Holders of Registrable
                 Shares......................................................7
         2.5.  Selection of Registration Form................................8
         2.6.  Selection of Underwriters and Placement Agents................8
         2.7.  Exchange Listing..............................................8

Section 3.  Company Registration.............................................8

Section 4.  Obligations of the Company.......................................8
         4.1.  Preparation of Registration Statement.........................8
         4.2. Amendments to Registration Statement...........................9
         4.3.     Providing Copies of Registration Statement.................9
         4.4.  Blue Sky Filings..............................................9
         4.5.  Underwriting Agreement.......................................10
         4.6.  Stop Order; Change in Material Facts.........................10
         4.7.  Proxy and Similar Statements.................................10
         4.8.  Due Diligence Inspection.....................................10
         4.9.  Comfort Letters..............................................11
         4.10.  Transfer Agent..............................................11
         4.11.  Exchange Listing............................................11

Section 5.  Information from Selling Holders of Registrable Shares..........11

Section 6.  Expenses of Registration; Marketing.............................11
         6.1.  Demand Registration..........................................11
         6.2.  Company Registration.........................................12
         6.3.  Failure to Pay Registration Expenses.........................12
         6.4.  Marketing of the Offering....................................12

Section 7.  Underwriting Requirements.......................................12

Section 8.  Indemnification; Contribution....................................12
         8.1.  Indemnification by the Company................................12
         8.2.  Indemnification by the Selling Holders of Registrable
                 Shares......................................................13
         8.3.  Notification; Legal Representation............................14
         8.4.  Contribution in Lieu of Indemnification.......................14
         8.5.  Fullest Extent................................................15
         8.6.  Continuing Obligations........................................15

Section 9.  Transfer of Registration Rights..................................15

Section 10.  Restrictions on Public Sale by Holders of Registrable
             Shares..........................................................15

Section 11.  Covenants of the Company........................................16
         11.1.  Current Public Information...................................16
         11.2.  Restrictions on Public Sale by the Company...................16
         11.3.  Merger, Consolidations, Reorganizations and Transfers
                 of Assets...................................................16
         11.4.  No Additional Registration Rights............................17

Section 12.  Provisions Affecting Certain Existing Holders of
             Registration Rights.............................................17

Section 13.  Amendment; Waiver; Further Assurances...........................18

Section 14.  Assignment; No Third Party Beneficiaries........................18

Section 15.  Governing Law...................................................18

Section 16.  Notices.........................................................18

Section 17.  Entire Agreement................................................19

Section 18.  Injunctive Relief...............................................19

Section 19.  Term of Agreement...............................................19

Section 20.  Section Headings................................................19

Section 21.  Counterparts....................................................19

Section 22.  Consent to Jurisdiction.........................................19

Section 23.  Severability....................................................20

SCHEDULES AND EXHIBITS

SCHEDULE 1       Names, Addresses and Holdings of Holders of
                   Registrable Shares........................................S-1

EXHIBIT A         Agreement to be Bound.....................................A-13